SECTION 906 CERTIFICATION

Pursuant to 18 U.S.C ss. 1350, the undersigned officer of Neuberger Berman New York Intermediate Municipal Fund Inc. (the "Fund"), hereby certifies, to the best of his or her knowledge, that the Fund's report on Form N-CSR for the period ended April 30, 2003 (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Date:  July 7, 2003



                                    /s/ Peter E. Sundman
                                    -----------------------------------------
                                    Peter E. Sundman
                                    Chief Executive Officer
                                    Neuberger Berman Income Funds

This certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Report or as a separate disclosure document.

A signed original of this written statement required by 18 U.S.C. ss. 1350 has been provided to the Trust and will be retained and furnished to the U.S. Securities and Exchange Commission or its staff upon request.

                            SECTION 906 CERTIFICATION

Pursuant to 18 U.S.C ss. 1350, the undersigned officer of Neuberger Berman New York Intermediate Municipal Fund Inc. (the "Fund"), hereby certifies, to the best of his or her knowledge, that the Fund's report on Form N-CSR for the period ended April 30, 2003 (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Date:  July 7, 2003



                                    /s/ Barbara Munios
                                    -----------------------------------------
                                    Barbara Munios
                                    Treasurer
                                    Neuberger Berman Income Funds

This certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Report or as a separate disclosure document.

A signed original of this written statement required by 18 U.S.C. ss. 1350 has been provided to the Trust and will be retained and furnished to the U.S. Securities and Exchange Commission or its staff upon request.